Putnam
Tax-Free
Insured
Fund

ANNUAL REPORT

July 31, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Looking back over the past year, we've seen falling interest rates and record issuance in the municipal market. Falling interest rates spurred more municipalities to issue new debt because of the appeal of lower financing costs. This heavy supply was one factor that held back the performance of municipals relative to other sectors of the fixed-income market over the year. U.S. Treasuries, for example, posted very strong returns, as investors were nearly insatiable in their search for a haven safe from the effects of Asian economic turbulence. At the end of your fund's fiscal year, though, municipal bonds were attractively valued."

                                         -- Richard P. Wyke, manager
                                            Putnam Tax-Free Insured Fund

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

13 Portfolio holdings

20 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

With its mandate to provide as high a level of tax-free income through investments in insured and Aaa-rated tax-exempt securities, Putnam Tax-Free Insured Fund has been focusing on municipal bonds at the highest end of the investment-grade spectrum. Despite near-record levels of new issuance, demand from safety-minded investors has been even higher. As a consequence, the competition for these securities has been intense and is growing increasingly so.

Because investing in bonds with less than top ratings has not offered much of a yield advantage, your fund's management has focused more on strategies involving the maturity structure of the portfolio. In the following report, Fund M anager Richard Wyke discusses in more detail the strategy as he employed it during fiscal 1998 and follows up with his outlook for the fiscal year ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
September 16, 1998



Report from the Fund Manager
Richard P. Wyke

Although ongoing economic problems in Asia translated into stronger performance in most sectors of the fixed-income market this past year, municipal bonds and other non-Treasury sectors did not perform as well as U.S. Treasury securities. For the municipal bond market, much of this underperformance was an outgrowth of record new issuance. Furthermore, Putnam Tax-Free Insured Fund is a conservative fund designed for conservative investors; its defensive positioning kept it from full participation in continued market rallies. Nevertheless, the fund's class A shares produced a total return of 4.63% at net asset value (-0.32% at public offering price) for the 12 months ended July 31, 1998.

The Lehman Brothers Municipal Bond Index, an unmanaged index of long-term investment-grade bonds that includes uninsured as well as insured bonds, posted a return of 5.99% for the same period. Remember, however, that the increased safety offered by insured bonds usually results in a slightly lower return relative to uninsured alternatives. Performance details follow on pages 8 and 9, but let's turn here to a recap of the municipal market as well as the fund's key strategies.

* STRONG ECONOMY SPURS RECORD NEW ISSUANCE

Even though demand for municipal bonds was strong on several fronts, record supply dampened performance in the municipal market during your fund's fiscal year. New issuance for 1998 to date is roughly $170 billion, 50% more than we saw in 1997 and already nearly matching the record set in 1993. Included in this supply was the largest offering in municipal market history, a $4.3 billion issue in May by the Long Island Power Authority.

In past falling-rate environments, prerefundings tended to account for much of the new issuance. By prerefunding, an issuer offers a second bond at a lower interest rate to pay off an older bond at its first call date. The current supply peak, however, is the result of more issuers coming to market for new projects, a direct consequence of the strong U.S. economy. There is more cash flow coming into governmental entities, enabling them to service more debt, increase their borrowing, and undertake more capital projects.

We are not trying to imply that supply exceeds demand. Firm demand in the municipal market remains, and it is coming from segments that traditionally pursue tax-free alternatives, such as corporations, individual investors, mutual funds, and insurance companies, with each group tending to focus on a particular part of the yield curve. In addition, hedge funds -- aggressive funds managed for high net-worth clients -- have come to the fore as interested buyers of longer-term municipals. Even though the bond supply as a whole is plentiful, this added competition for the most attractive issues has increased the challenge of obtaining the bonds we want for the portfolio.

* INSURED BONDS ON INCREASE

Insured bonds are making their own contributions to the growing bond supply. Five years ago, they comprised about 35% of the municipal market. Insured paper has risen and currently makes up about 50% of the market. As a result, we are seeing an increased focus on the financial health of bond insurance companies, with investor concerns affecting bond prices.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Utilities                                       23.0%

Transportation                                  17.6%

Health care                                     13.6%

Water and sewerage                              10.8%

Housing                                          9.4%

Footnote reads:
*Based on net assets as of 7/31/98. Holdings will vary over time.

The fact is that although there have been a few recent high-profile municipal bankruptcies, the actual impact on the bond insurers' balance sheets has been minimal. Earnings for bond insurance companies have remained solid, and even in a worst-case scenario, a tremendous amount of cash flow would be recovered from a defaulted bond issuer through bankruptcy proceedings; therefore, we believe bond insurers really are in no danger.

* STRATEGY CHARACTERIZED BY NEUTRAL OUTLOOK AND BULLETED STRUCTURE

Over the past year, we have taken advantage of some opportunities to enhance the fund's yield by investing in insured bonds, which due to the nature of the particular issuer trade at higher yields in the market. However, these opportunities have been few and far between. In addition, there have not been any significant occasions to add value by investing in issues from a particular geographic area or a particular sector of the market. As a result, the fund's strategy has been focused on its maturity structure.

The portfolio remains positioned in a bulleted structure, targeting the intermediate part of the municipal yield curve at which we see the strongest potential for consistent returns. Given the relationship between short- and long-term rates, this bulleted construction has provided a predictable and durable source of return for the fund's shareholders.

For most of the fiscal year, your fund's duration -- its sensitivity to changes in interest rates, measured in years -- reflected a neutral outlook regarding interest rates. Nevertheless, its duration was shorter than the average of its peers, meaning it didn't participate as much in the ongoing bond market rally. Looking at the potential risks and returns based on our analysis of the market cycle, we still believe that the fund's interest-rate posture is the correct one to meet the goals of investors who have chosen the fund's conservative approach.

* CAUTIOUS OUTLOOK COLOR FISCAL 1999

The fund's positioning has been a reflection of a cautious outlook regarding Federal Reserve Board policy and inflation. For some time now, the U.S. economy has been strong. In our opinion, this strength made a short-term interest-rate increase by the Fed a distinct possibility over much of the fiscal year. Expecting that an increase might be prescribed in order to slow economic growth and head off potential inflation, we believed it prudent to position the portfolio accordingly. However, no strong signs of inflation have emerged, tempering our expectations of Fed action somewhat.

As a result of currency devaluations, Asian competitors have been able to flood the U.S. market with cheaper goods, creating a deflationary impact on prices here. However, if one were to eliminate that factor, one would see that strong economic growth and a tight labor market point to latent inflationary potential in the United States.

Should improvements become apparent in Asian economies, it is our view that the market will interpret such a development as the beginning of the end of the crisis. We anticipate that investors will then begin putting money back into those currencies and economies, that the dollar could fall relative to other currencies, and that the resulting inflationary response could have a negative effect on all fixed-income markets. Consequently, cautious and mostly defensive positioning is likely to remain a key element of your fund's strategy as we move into fiscal 1999.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/98, there is no guarantee the fund will continue to hold these securities in the future. Shares of the fund are not insured and their price will fluctuate with market conditions.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Tax-Free Insured Fund is designed for investors seeking high current income free from federal income tax through investments primarily in insured and Aaa-rated tax-exempt securities.

TOTAL RETURN FOR PERIODS ENDED 7/31/98

                                Class A            Class B           Class M
(inception date)               (9/20/93)          (9/9/85)          (6/1/95)
                              NAV      POP      NAV     CDSC      NAV      POP
------------------------------------------------------------------------------
1 year                       4.63%   -0.32%    4.83%   -0.13%    4.24%    0.86%
------------------------------------------------------------------------------
5 years                     31.64    25.42    29.25    27.26    28.78    24.61
Annual average               5.65     4.63     5.27     4.94     5.19     4.50
------------------------------------------------------------------------------
10 years                   104.36    94.65   100.67   100.67    99.94    93.35
Annual average               7.41     6.89     7.21     7.21     7.17     6.82
------------------------------------------------------------------------------
Life of fund               170.82   157.87   165.90   165.90   164.94   156.36
Annual average               8.04     7.63     7.88     7.88     7.85     7.58
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/98
                                             Lehman
                                         Bros. Municipal   Consumer
                                            Bond Index    Price Index
------------------------------------------------------------------------------
1 year                                         5.99%         1.68%
------------------------------------------------------------------------------
5 years                                       36.95         13.02
Annual average                                 6.49          2.48
------------------------------------------------------------------------------
10 years                                     121.13         37.72
Annual average                                 8.26          3.25
------------------------------------------------------------------------------
Life of fund                                 204.11         51.11
Annual average                                 8.99          3.25
------------------------------------------------------------------------------

Past performance is no assurance of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1- and 5-year periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class A and class M shares for periods prior to their inception are derived from the historical performance of class B shares, adjusted in the case of public offering price to reflect the initial sales charge currently applicable to each class, but have not been adjusted to reflect differences in expenses, which are lower for class A and M shares than for class B shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

[GRAPHIC OMITTED: GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/31/88


              Fund's class B     Lehman Municipal     Consumer Price
Date/year        shares            Bond Index             Index

7/31/88          10,000             10,000                10,000
7/31/89          11,331             11,218                10,498
7/31/90          11,954             11,995                11,004
7/31/91          12,765             13,044                11,494
7/31/92          14,505             14,836                11,857
7/31/93          15,521             16,148                12,186
7/31/94          15,521             16,454                12,524
7/31/95          16,534             17,751                12,870
7/31/96          17,434             18,922                13,249
7/31/97          19,136             20,866                13,545
7/31/98         $20,067            $22,113               $13,772

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class A shares would have been valued at $20,436 at net asset value ($19,465 at public offering price); a $10,000 investment in the fund's class M shares would have been valued at $19,994 ($19,335 at public offering price).

PRICE AND DISTRIBUTION INFORMATION
12 months ended 7/31/98
                            Class A        Class B        Class M
------------------------------------------------------------------------------
Distributions (number)         12             12            12
------------------------------------------------------------------------------
Income                     $0.730690      $0.762662     $0.683623
------------------------------------------------------------------------------
Capital gains1
------------------------------------------------------------------------------
Long-term                   0.030118       0.030118      0.030118
------------------------------------------------------------------------------
Short-term                  0.038378       0.038378      0.038378
------------------------------------------------------------------------------
  Total                    $0.799186      $0.831158     $0.752119
------------------------------------------------------------------------------
Share value:              NAV       POP      NAV      NAV      POP
------------------------------------------------------------------------------
7/31/97                 $15.50    $16.27   $15.52   $15.50   $16.02
------------------------------------------------------------------------------
7/31/98                  15.40     16.17    15.42    15.39    15.91
------------------------------------------------------------------------------
Current return
(end of period)
------------------------------------------------------------------------------
Current dividend rate2    4.81%     4.59%    5.01%    4.51%    4.36%
------------------------------------------------------------------------------
Taxable equivalent3       7.96      7.60     8.29     7.47     7.22
------------------------------------------------------------------------------
Current 30-day SEC
yield4                    4.12      3.93     4.35     3.82     3.69
------------------------------------------------------------------------------
Taxable equivalent3       6.82      6.51     7.20     6.32     6.11
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/98
(most recent calendar quarter)

                                Class A            Class B           Class M
(inception date)               (9/20/93)          (9/9/85)          (6/1/95)
                              NAV      POP      NAV     CDSC      NAV      POP
------------------------------------------------------------------------------
1 year                       7.53%    2.44%    7.74%    2.74%    7.20%    3.70%
------------------------------------------------------------------------------
5 years                     31.00    24.76    28.60    26.62    28.29    24.14
Annual average               5.55     4.52     5.16     4.83     5.11     4.42
------------------------------------------------------------------------------
10 years                   104.72    94.99   100.97   100.97   100.47    93.89
Annual average               7.43     6.91     7.23     7.23     7.20     6.85
------------------------------------------------------------------------------
Life of fund               170.17   157.26   165.22   165.22   164.55   155.98
Annual average               8.07     7.66     7.92     7.92     7.90     7.62
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.




Report of independent accountants
For the fiscal year ended July 31, 1998

To the Trustees and Shareholders of
Putnam Tax-Free Insured Fund
(a series of Putnam Tax-Free Income Trust)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, except for bond ratings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax-Free Insured Fund (the "fund") at July 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 15, 1998




Portfolio of investments owned
July 31, 1998

Key to Abbreviations
AMBAC           -- AMBAC Indemnity Corporation
BIGI            -- Bond Investor Guaranty Insurance
COP             -- Certificate of Participation
FGIC            -- Financial Guaranty Insurance Company
FSA             -- Financial Security Assurance
GNMA Coll.      -- Government National Mortgage Association Collateralized
G.O. Bonds      -- General Obligation Bonds
IFB             -- Inverse Floating Rate Bonds
IF COP          -- Inverse Floating Rate Certificate of Participation
MBIA            -- Municipal Bond Investors Assurance Corporation
VRDN            -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (99.7%) (a)
PRINCIPAL AMOUNT                                                                           RATINGS(RAT)              VALUE

Alabama (0.6%)
--------------------------------------------------------------------------------------------------------------------------
         $3,000,000  Alabama A&M U. Rev. Bonds, MBIA,
                       6 1/2s,11/1/25                                                           Aaa         $    3,382,500

Alaska (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          6,000,000  AK Hsg. Fin. Corp. Rev. Bonds, Ser. A, MBIA,
                       5.9s, 12/1/19                                                            Aaa              6,300,000

Arizona (1.4%)
--------------------------------------------------------------------------------------------------------------------------
                     AZ State Muni. Fin. Program COP
          1,000,000    Ser 31, BIGI, 7 1/4s, 8/1/09                                             Aaa              1,231,250
          5,700,000    Ser 34, BIGI, 7 1/4s, 8/1/09                                             Aaa              7,018,125
                                                                                                            --------------
                                                                                                                 8,249,375

California (12.5%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  CA Hsg. Fin. Agcy. Rev. Bonds (Home Mtge.),
                       Ser. Q, MBIA, 5.85s, 8/1/16                                              Aaa              4,230,000
          9,500,000  CA State G.O. Bonds, MBIA, 5 1/2s, 4/1/12                                  Aaa             10,236,250
          3,000,000  CA Statewide Cmnty. Dev. Auth. Step-up
                       Recovery Floater COP (Motion Picture &
                       TV Fund), AMBAC, 5.68s, (5.35s, 1/25/04)
                       1/1/24 (STP)                                                             Aaa              3,063,750
          2,000,000  East Bay, Muni. Util. Dist. Wtr. Syst. Rev. Bonds,
                       MBIA, 4 3/4s, 6/1/34                                                     Aaa              1,862,500
                     Los Angeles Cnty. Trans. Comm. Sales Tax Rev. Bonds
          2,500,000    Ser. A, FGIC, 6 3/4s, 7/1/20                                             Aaa              2,734,375
          4,000,000    (Proposition C), Ser. A, MBIA, 6 3/4s, 7/1/19                            Aaa              4,460,000
          3,455,000    (Proposition C), Ser. A, MBIA, 6 1/2s, 7/1/20                            Aaa              3,822,094
          3,000,000    Ser. B, AMBAC, 6 1/2s, 7/1/13                                            Aaa              3,232,500
          5,000,000  Los Angeles Cnty., Pub. Wks. Fin. Auth. Lease
                       Rev. Bonds, Ser. A, MBIA, 5.2s, 9/1/09                                   Aaa              5,262,500
          5,000,000  Sacramento Muni. Util. Dist. Elec. Rev. Bonds,
                       Ser. Y, MBIA, 6 3/4s, 9/1/19                                             Aaa              5,487,500
          2,000,000  San Diego Cnty., Wtr. Auth. IF COP, FGIC,
                       7.433s, 4/23/08                                                          Aaa              2,390,000
          5,000,000  San Diego, Regl. Bldg. Auth. Lease COP,
                       MBIA, 5.65s, 5/1/23                                                      Aaa              5,231,250
          3,680,000  Santa Ana, Fin. Auth. Lease Rev. Bonds
                       (Police Admin. & Hldg. Fac.), Ser. A,
                       MBIA, 6 1/4s, 7/1/17                                                     Aaa              4,241,200
          5,000,000  Santa Clara Cnty. Fin. Auth. Lease Rev. Bonds,
                       Ser. A, AMBAC, 5s, 11/15/22                                              Aaa              4,868,750
          2,500,000  Southern CA Pub. Pwr. Auth. Rev. Bonds IFB, FGIC
                       6.42s, 7/1/12                                                            Aaa              2,696,875
          6,300,000  U. of CA Rev. Bonds (Multi-Purpose),
                       Ser. A, MBIA, 6 7/8s, 9/1/16                                             Aaa              7,079,625
                                                                                                            --------------
                                                                                                                70,899,169

Colorado (3.4%)
--------------------------------------------------------------------------------------------------------------------------
          4,224,000  CO Hlth. Fac. Auth. Rev. Bonds (Cmnty. Provider
                       Pooled Loan Program), Ser. A, FSA, 7 1/4s,
                       7/15/17                                                                  Aaa              4,583,040
                     Denver, City & Cnty. Arpt. Rev. Bonds, Ser. C, MBIA
          1,180,000    6 3/4s, 11/15/22                                                         Aaa              1,293,575
            320,000    Prerefunded, 6 3/4s, 11/15/22                                            Aaa                356,800
          1,765,000    6 3/4s, 11/15/13                                                         Aaa              1,941,500
            235,000    Prerefunded, 6 3/4s, 11/15/13                                            Aaa                262,025
          3,555,000  El Paso Cnty. Home Mtge. Rev. Bonds, Ser. A,
                       GNMA Coll., 8s, 3/1/21                                                   Aaa              3,629,939
          6,000,000  Jefferson Cnty., School Dist. G.O. Bonds,
                       MBIA, 6 1/2s, 12/15/10                                                   Aaa              7,080,000
                                                                                                            --------------
                                                                                                                19,146,879

Delaware (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  DE State Econ. Dev. Auth. Poll. Control Rev. Bonds
                       (Delmarva Pwr.), Ser. B, FGIC, 7.15s, 7/1/18                             Aaa              5,468,750

District of Columbia (2.5%)
--------------------------------------------------------------------------------------------------------------------------
                     District of Columbia, G.O. Bonds, Ser. B, MBIA
          8,440,000    6s, 6/1/11                                                               Aaa              9,336,750
            435,000    Prerefunded, Ser. B, 6s, 6/1/11                                          Aaa                484,481
          4,100,000    5 3/4s, 6/1/09                                                           Aaa              4,438,250
                                                                                                            --------------
                                                                                                                14,259,481

Florida (7.1%)
--------------------------------------------------------------------------------------------------------------------------
          3,295,000  FL Hsg. Fin. Agcy. Home Ownership Rev. Bonds,
                       Ser. 1987 G2, Class B, GNMA Coll., 8.595s,
                       11/1/18                                                                  Aaa              3,855,150
         13,675,000  Hernando Cnty. Rev. Bonds (Criminal Justice
                       Complex Fin.), FGIC, 7.65s, 7/1/16                                       Aaa             17,965,531
          5,500,000  Orange Cnty., Hlth. Fac. Auth. IFB, Ser. 91-C,
                       MBIA, 8.859s, 10/29/21                                                   Aaa              6,490,000
          5,000,000  Orlando & Orange Cnty., Expressway Auth.
                       Rev. Bonds (Expwy. Rev.), FGIC, 8 1/4s, 7/1/14                           Aaa              6,843,750
          4,000,000  Sumter Cnty., School Dist. Rev. Bonds
                       (Multi Dist. Loan Program), FSA, 7.15s, 11/1/15                          Aaa              5,010,000
                                                                                                            --------------
                                                                                                                40,164,431

Georgia (4.7%)
--------------------------------------------------------------------------------------------------------------------------
                     GA Muni. Elec. Auth. Pwr. Rev. Bonds
          5,130,000    MBIA, 6 1/2s, 1/1/12                                                     Aaa              5,982,863
          5,500,000    Ser. Y, AMBAC, 6.4s, 1/1/13                                              Aaa              6,373,125
          7,500,000    Ser. B, AMBAC, 6 1/4s, 1/1/12                                            Aaa              8,568,750
          5,700,000    Ser. A, FSA, 5 1/2s, 1/1/12                                              Aaa              6,091,875
                                                                                                            --------------
                                                                                                                27,016,613

Illinois (3.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,600,000  Chicago, Central Pub. Library Rev. Bonds, Ser. B,
                       AMBAC, 6.85s, 1/1/17                                                     Aaa              2,886,000
          2,310,000  Chicago, Res. Mtge. Rev. Bonds, Ser. B, MBIA,
                       zero %, 10/1/09                                                          Aaa              1,068,375
                     Il Hlth. Fac. Auth. Rev. Bonds, MBIA
          4,380,000    (Northwestern Med. Fac.), 5s, 11/15/18                                   Aaa              4,237,650
          3,000,000    (Southern IL Hlthcare), Ser. A, 5s, 3/1/17                               Aaa              2,932,500
          5,000,000  Regional Trans. Auth. Rev. Bonds, Ser. A, AMBAC,
                       8s, 6/1/17                                                               Aaa              6,812,500
                                                                                                            --------------
                                                                                                                17,937,025

Indiana (1.6%)
--------------------------------------------------------------------------------------------------------------------------
          7,500,000  IN Hlth. Fac. Fin. Auth. Hosp. Rev. Bonds
                       (Columbus Regl. Hosp.), FSA, 7s, 8/15/15                                 Aaa              9,159,375

Iowa (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          4,500,000  IA Fin. Auth. Hosp. Rev. Bonds (Iowa Hlth Syst.),
                       Ser. A, MBIA, 5 1/8s, 1/1/28                                             Aaa              4,365,000

Louisiana (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,468,376  East Baton Rouge, Mtge. Fin. Auth. Single Fam. Mtge.
                       Rev. Bonds (Mortgage-Backed Securities Program),
                       Ser. B, GNMA Coll., 8 1/4s, 2/25/11                                      AAA              1,631,733

Massachusetts (2.8%)
--------------------------------------------------------------------------------------------------------------------------
         11,000,000  MA State. Tpk. Auth. Rev. Bonds, Ser. A, MBIA,
                       5s, 1/1/37                                                               Aaa             10,615,000
          6,000,000  MA State Wtr. Resources Auth. Rev. Bonds,
                       Ser. A, FSA, 4 3/4s, 8/1/37                                              Aaa              5,535,000
                                                                                                            --------------
                                                                                                                16,150,000

Michigan (3.5%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  MI State Hosp. Fin. Auth. Rev. Bonds (St. John
                       Health Syst.), Ser. A, AMBAC, 5s, 5/15/18                                Aaa              4,862,500
                     MI State Strategic Fund Ltd. Oblig. Rev. Bonds
          4,000,000    (Detroit Edison) Ser. BB, AMBAC, 7s, 5/1/21                              Aaa              5,065,000
          2,750,000    Ser. AA, FGIC, 6.95s, 5/1/11                                             Aaa              3,334,375
          7,000,000  Wayne Charter Cnty., Arpt. Rev. Bonds
                       (Detroit Met. Wayne Cnty), Ser. A, MBIA,
                       5s, 12/1/28                                                              Aaa              6,667,500
                                                                                                            --------------
                                                                                                                19,929,375

Missouri (2.0%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  MO State Hlth. & Edl. Fac. Auth. Hlth. Fac.
                       Rev. Bonds (Heartland Hlth. Sys. Project),
                       AMBAC, 6.35s, 11/15/17                                                   Aaa              2,703,125
                     Sikeston Elec. Rev. Bonds, MBIA
          3,020,000    6 1/4s, 6/1/22                                                           Aaa              3,303,125
          5,000,000    6s, 6/1/14                                                               Aaa              5,612,500
                                                                                                            --------------
                                                                                                                11,618,750

Nebraska (4.3%)
--------------------------------------------------------------------------------------------------------------------------
                     NE Investment Fin. Auth. Single Fam. Mtge. IFB
         11,300,000    Ser. B, GNMA Coll., 11.358s, 3/15/22                                     Aaa             12,514,750
          3,900,000    Ser. 2, GNMA Coll., 11.287s, 9/10/30                                     Aaa              4,377,750
          3,000,000  NE Investment Fin. Auth. Hosp. IFB, MBIA, 9.34s,
                       11/15/16                                                                 Aaa              3,528,750
          4,010,000  NE Investment Fin. Auth. Single Fam. Mtge.
                       Rev. Bonds, Ser. 1, MBIA, 8 1/8s, 8/15/38                                Aaa              4,092,365
                                                                                                            --------------
                                                                                                                24,513,615

Nevada (3.3%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Clark Cnty., Passenger Fac. Rev. Bonds
                       (Las Vegas McCarran Intl.), MBIA, 4 3/4s, 7/1/22                         Aaa              4,712,500
          5,800,000  Clark Cnty., School Dist. G.O. Bonds, Ser. A,
                       MBIA, 7s, 6/1/10 (SEG)                                                   Aaa              7,097,750
          7,350,000  NV State G.O. Bonds, MBIA, 4 3/4s, 5/15/26                                 Aaa              6,872,250
                                                                                                            --------------
                                                                                                                18,682,500

New Hampshire (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  NH State Tpk. Sys. IFB, FGIC, 9.688s, 11/1/17                              Aaa              3,321,875

New Jersey (2.8%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Middlesex Cnty., Utils. Auth. Swr. IFB, Ser. A,
                       MBIA, 6.25s, 8/15/10                                                     Aaa              3,453,750
          5,020,000  NJ State Tpk. Auth. Rev. Bonds, Ser. C,
                       MBIA, 6 1/2s, 1/1/16                                                     Aaa              5,948,700
          6,000,000  NJ State Trans. Fund Auth. Rev. Bonds, Ser. A,
                       AMBAC, 5 1/4s, 6/15/09                                                   Aaa              6,300,000
                                                                                                            --------------
                                                                                                                15,702,450

New Mexico (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            635,000  NM Mtge. Fin. Auth. Single Fam. Mtge. Rev. Bonds,
                       Ser. C, FGIC, 8 1/2s, 7/1/07                                             Aaa                647,700

New York (13.2%)
--------------------------------------------------------------------------------------------------------------------------
                     Metropolitan Trans. Auth. Commuter Fac. Rev. Bonds
          7,425,000    Ser. A, MBIA, 5.7s, 7/1/17                                               Aaa              7,870,500
          4,500,000    MBIA, 5.7s, 7/1/17                                                       Aaa              4,775,625
          7,000,000    Ser. B, FGIC, 4 3/4s, 7/1/26                                             Aaa              6,545,000
         15,000,000  NY City, G.O. Bonds, MBIA, zero %, 8/1/09                                  Aaa              8,943,750
                     NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
          7,265,000    Ser. B, FGIC, 7 1/2s, 6/15/11                                            Aaa              9,262,875
          2,735,000    Prerefunded, Ser. B, FGIC, 7 1/2s, 6/15/11                               Aaa              3,439,263
          5,000,000    Ser. C, MBIA, 5 1/2s, 6/15/17                                            Aaa              5,175,000
          8,000,000    Ser. D, MBIA, 4 3/4s, 6/15/25                                            Aaa              7,500,000
                     NY State Dorm. Auth. Rev. Bonds
            500,000    (NY & Presbyterian Hosp.), AMBAC, 5s, 8/1/32                             Aaa                477,500
          5,000,000    (State U. Edl. Facs.), Ser. A, MBIA, 4 3/4s, 5/15/25                     Aaa              4,681,250
          3,000,000  NY State Energy Res. & Dev. Auth. IFB,
                       MBIA, 7.538s, 7/8/26                                                     Aaa              3,116,250
          9,750,000  NY State Energy Research & Dev. Auth. Poll.
                       Control Rev. Bonds, (Niagra Mohawk Pwr. Corp.)
                       Ser A, FGIC, 7.2s, 7/1/29                                                Aaa             11,212,500
          2,000,000  Triborough Bridge & Tunnel Auth. Special
                       Obligation VRDN, FGIC, 3.45s, 1/1/24                                     VMIG1            2,000,000
                                                                                                            --------------
                                                                                                                74,999,513

North Carolina (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
                       (No. 1, Catawba Elec.), MBIA, 5.6s, 1/1/20                               Aaa              4,235,000

Ohio (1.2%)
--------------------------------------------------------------------------------------------------------------------------
                     OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds
          1,754,000    Ser. B, GNMA Coll., 8 1/4s, 12/15/19                                     AA+              1,815,197
          4,290,000    Ser. C, GNMA Coll., 8 1/8s, 3/1/20                                       AAA              4,454,951
          3,335,000    Ser. 85-A, FGIC, zero %, 1/15/15                                         Aaa                667,000
                                                                                                            --------------
                                                                                                                 6,937,148

Oklahoma (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          3,890,000  OK Hsg. Fin. Agy. Single Fam. Rev. Bonds, Ser. A,
                       GNMA Coll., 8 1/4s, 12/1/20                                              AAA              3,983,944

Pennsylvania (3.8%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Keystone Oaks, School Dist IFB, AMBAC,
                       7.47s, 9/1/16                                                            Aaa              2,322,500
          2,000,000  Montgomery Cnty., Higher Ed. & Hlth. Auth. Hosp.
                       Rev. Bonds (Sacred Heart Hosp. Norristown),
                       Ser. A, BIGI, 6.8s, 2/1/13                                               Aaa              2,014,820
          3,000,000  Philadelphia, Regl. Port Auth. Lease IFB (Kidder
                       Peabody), MBIA, 8.42s, 9/1/13                                            Aaa              3,528,750
         11,940,000  Pittsburgh, Wtr. & Swr. Auth. Rev. Bonds, Ser. A,
                       FGIC, 5.1s, 9/1/24                                                       Aaa             11,716,125
          2,000,000  Schuylkill Cnty., Redev. Auth. Lease Rev. Bonds,
                       Ser. A, FGIC, 7 1/8s, 6/1/13                                             Aaa              2,185,000
                                                                                                            --------------
                                                                                                                21,767,195

Puerto Rico (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          5,100,000  PR Elec. Pwr. Auth. Rev. Bonds, Ser. EE, MBIA,
                       5s, 7/1/09                                                               Aaa              5,284,875

South Carolina (1.1%)
--------------------------------------------------------------------------------------------------------------------------
                     Piedmont, Muni. Pwr. Agcy. Rev. Bonds, Ser. A,MBIA
          1,500,000    5 1/2s, 1/1/13                                                           Aaa              1,595,625
          1,100,000    5 1/4s, 1/1/12                                                           Aaa              1,145,375
          3,500,000  SC Jobs Econ. Dev. Auth. Hosp. Fac. IFB (St. Francis
                       Hosp.-Franciscan Sisters), AMBAC, 6.84s, 8/1/15                          Aaa              3,666,250
                                                                                                            --------------
                                                                                                                 6,407,250

Tennessee (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          4,840,000  Knox Cnty., Hlth., Ed. & Hsg. Fac. Rev. Bonds
                       (Fort Sanders Alliance), MBIA, 5 3/4s, 1/1/14                            Aaa              5,251,400

Texas (8.1%)
--------------------------------------------------------------------------------------------------------------------------
          5,680,000  Austin, Arpt. Syst.Rev. Bonds, Ser. A, MBIA,
                       6.1s, 11/15/11                                                           Aaa              6,233,800
          3,490,000  Brownsville, Util. Syst. Rev. Bonds, AMBAC,
                       6 1/4s, 9/1/11                                                           Aaa              4,009,136
            137,000  Dallas Cnty. Hsg. Fin. Corp. Single Fam. Mtge.
                       Rev. Bonds, MBIA, 10s, 10/1/07                                           Aaa                139,424
          5,000,000  Harris Cnty., Hosp. Dist. Mtge. Rev. Bonds,
                       AMBAC, 7.4s, 2/15/10                                                     Aaa              6,062,500
                     Houston, Wtr. & Swr. Syst. Rev. Bonds,
                       Ser. C, AMBAC
          9,400,000    6 3/8s, 12/1/17                                                          Aaa             10,105,000
            600,000    Prerefunded 6 3/8s, 12/1/17                                              Aaa                653,250
          5,965,000  Hurst Euless Bedford Indpt. School Dist.
                       G.O. Bonds, Permanent School Funding Gtd.,
                       4.9s, 8/15/20                                                            Aaa              5,786,050
          7,000,000  Lockhart, Correctional Fac. Fin. Corp. Rev. Bonds,
                       MBIA, 6 5/8s, 4/1/12                                                     Aaa              7,446,250
          5,000,000  Rio Grande Valley Hlth Fac. Dev. Corp. Rev. Bonds,
                       MBIA, 6.4s, 8/1/12                                                       Aaa              5,406,250
                                                                                                            --------------
                                                                                                                45,841,660

Utah (2.4%)
--------------------------------------------------------------------------------------------------------------------------
         12,400,000  Utah Pwr. Supply Rev. Bonds (Intermountain
                       Pwr. Agcy.), Ser. A, MBIA, 6.15s, 7/1/14                                 Aaa             13,733,000

Virginia (2.1%)
--------------------------------------------------------------------------------------------------------------------------
         10,000,000  Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB, FGIC,
                       9.468s, 8/15/23                                                          Aaa             11,787,500

Washington (5.0%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Tacoma, Elec. Syst. IFB, AMBAC, 9.073s, 1/2/15                             Aaa              2,297,500
                     WA State Pub. Pwr. Supply Syst. Rev. Bonds
          3,400,000    (Nuclear No. 2), Ser. C, FGIC, 7 3/8s, 7/1/11                            Aaa              3,723,000
          6,000,000    (Nuclear No. 3), Ser. B, MBIA, 7 1/8s, 7/1/16                            Aaa              7,455,000
          5,000,000    (Nuclear No. 1), Ser. A, MBIA, 5 3/4s, 7/1/10                            Aaa              5,368,750
          5,000,000    (Nuclear No. 1), Ser. A, AMBAC, 5.7s, 7/1/09                             Aaa              5,375,000
          4,000,000    (Nuclear No. 1), Ser. B, AMBAC, 5 1/8s, 7/1/17                           Aaa              3,985,000
                                                                                                            --------------
                                                                                                                28,204,250
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $524,627,516) (b)                                              $  566,979,331
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $568,403,918.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      July 31, 1998, for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 1998. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $524,648,610, resulting in gross unrealized appreciation and depreciation of $42,717,115 and $386,394, respectively, or net unrealized appreciation of $42,330,721.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 1998.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at July 31, 1998.

      The fund had the following industry group concentrations greater than 10% at July 31, 1998 (as a percentage of net assets):

      Utilities            23.0%
      Transportation       17.6
      Health care          13.6
      Water & Sewerage     10.8

      The fund had the following insurance concentrations greater than 10% at July 31, 1998 (as a percentage of net assets):

      MBIA                 49.7%
      FGIC                 19.0
      AMBAC                16.5






-------------------------------------------------------------------------------
Futures Contracts Outstanding at July 31, 1998
                              Total   Aggregate Face    Expiration   Unrealized
                               Value      Value            Date     Depreciation
-------------------------------------------------------------------------------
U.S. Treasury Bond
20yr (Short)            $53,328,281     $52,892,338       Sep-98     $(435,943)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
July 31, 1998
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $524,627,516) (Note 1)                                            $566,979,331
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                        6,315,859
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                1,353,629
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                          217,397
-----------------------------------------------------------------------------------------------
Total assets                                                                        574,866,216

Liabilities
-----------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                         60,312
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      2,714,713
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                             13,594
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 1,296,485
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            1,913,817
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            284,290
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               60,622
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            19,249
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                808
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                   40,000
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   58,408
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     6,462,298
-----------------------------------------------------------------------------------------------
Net assets                                                                         $568,403,918

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $528,478,916
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                              (316,312)
-----------------------------------------------------------------------------------------------
Distributions in excess of gains on investments (Note 1)                             (1,674,558)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           41,915,872
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $568,403,918

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($230,283,127 divided by 14,951,431 shares)                                              $15.40
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $15.40)*                                  $16.17
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($336,286,161 divided by 21,806,018 shares)+                                             $15.42
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,834,630 divided by 119,178 shares)                                                   $15.39
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $15.39)**                                 $15.91
-----------------------------------------------------------------------------------------------
  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

  + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended July 31, 1998
Tax exempt interest income:                                                         $32,017,313

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      3,301,507
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          681,850
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        18,298
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          9,843
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   445,969
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                     7,834
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  27,742
-----------------------------------------------------------------------------------------------
Registration Fees                                                                         3,124
-----------------------------------------------------------------------------------------------
Auditing                                                                                 44,009
-----------------------------------------------------------------------------------------------
Legal                                                                                     7,542
-----------------------------------------------------------------------------------------------
Postage                                                                                  40,526
-----------------------------------------------------------------------------------------------
Other                                                                                    15,759
-----------------------------------------------------------------------------------------------
Total expenses                                                                        4,604,003
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (152,160)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          4,451,843
-----------------------------------------------------------------------------------------------
Net investment income                                                                27,565,470
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                      5,850,477
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                      (4,016,612)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the year               (3,409,371)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                              (1,575,506)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $25,989,964
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                       Year ended July 31
                                                                                -------------------------------
                                                                                           1998            1997
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $ 27,565,470    $ 27,702,231
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                      1,833,865       3,202,120
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                            (3,409,371)     21,060,361
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 25,989,964      51,964,712
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (10,576,810)    (10,898,424)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (16,563,021)    (17,162,957)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (69,217)        (36,135)
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                            (969,004)     (1,307,922)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (1,476,320)     (2,245,530)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                              (6,563)         (5,460)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                         12,564,138     (12,501,630)
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                          8,893,167       7,806,654

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   559,510,751     551,704,097
---------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess
of net investment income of $316,312 and
$534,000, respectively)                                                            $568,403,918    $559,510,751
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                      Sept. 20, 1993+
operating performance                                                  Year ended July 31                          to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $15.50           $14.94           $14.86           $14.67           $15.88
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .74 (c)          .79              .81              .83              .73
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.04)             .67              .08              .19            (1.12)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .70             1.46              .89             1.02             (.39)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.73)            (.80)            (.81)            (.82)            (.72)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.07)            (.10)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --               --             (.01)            (.10)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.80)            (.90)            (.81)            (.83)            (.82)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $15.40           $15.50           $14.94           $14.86           $14.67
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            4.63            10.09             6.06             7.21            (2.49)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $230,283         $219,265         $196,948         $184,241         $143,079
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .94              .92              .90              .89              .80 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.80             5.22             5.37             5.68             4.73 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              40.38            36.13            54.58            37.62            47.72
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                           Year ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $15.52           $14.96           $14.87           $14.68           $15.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .77 (c)          .74              .71              .73              .74
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.04)             .68              .09              .20             (.73)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .73             1.42              .80              .93              .01
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.76)            (.76)            (.71)            (.73)            (.73)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.07)            (.10)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --               --             (.01)            (.10)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.83)            (.86)            (.71)            (.74)            (.83)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $15.42           $15.52           $14.96           $14.87           $14.68
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            4.83             9.76             5.44             6.53               --
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $336,286         $339,354         $354,431         $377,443         $432,895
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .74             1.22             1.58             1.54             1.53
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            5.00             4.93             4.72             5.05             4.81
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              40.38            36.13            54.58            37.62            47.72
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                        June 1, 1995+
operating performance                                                          Year ended July 31                  to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $15.50           $14.94           $14.86           $15.11
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .69 (c)          .74              .76              .12
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                            (.04)             .67              .08             (.25)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .65             1.41              .84             (.13)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.69)            (.75)            (.76)            (.12)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                        (.07)            (.10)              --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                     --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.76)            (.85)            (.76)            (.12)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $15.39           $15.50           $14.94           $14.86
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             4.24             9.76             5.74            (0.87)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                      $1,835             $892             $325              $17
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.24             1.22             1.19              .14 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             4.50             4.87             4.99              .73 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               40.38            36.13            54.58            37.62
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
July 31, 1998

Note 1
Significant accounting policies

Putnam Tax-Free Insured Fund (the "fund") is a series of Putnam Tax-Free Income Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing in tax exempt securities that are covered by insurance guaranteeing the timely payment of principal and interest, are rated AAA or Aaa, or are backed by the U.S. government.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 1998, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable, market discount, and unrealized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 1998, the fund reclassified $138,734 to increase undistributed net investment loss and $165,619 to increase paid-in-capital, with an increase to accumulated net realized losses of $26,885. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

H) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue discount are accreted according to the yield to maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Investment Management Inc., ("Putnam Management") the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million and 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

As part of the subcustodian contract between the subcustodian bank and Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc., the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At July 31, 1998, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended July 31, 1998, fund expenses were reduced by $152,160 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $530 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.60% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively. Effective May 16, 1997, the Trustees agreed to temporarily suspend the payment of the class B Plan.

For the year ended July 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $32,308 and $1,435 from the sale of class A and class M shares, respectively, and $318,736 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received $98 in class A redemptions.

Note 3
Purchase and sales of securities

During the year ended July 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $229,946,493 and $210,848,978, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At July 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                         Year ended
                                                       July 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,565,662        $54,957,758
-----------------------------------------------------------------------------
Shares issued in
connection
with reinvestment
of distributions                                   422,298          6,519,264
-----------------------------------------------------------------------------
                                                 3,987,960         61,477,022

Shares
repurchased                                     (3,182,810)       (48,957,254)
-----------------------------------------------------------------------------
Net increase                                       805,150        $12,519,768
-----------------------------------------------------------------------------

                                                         Year ended
                                                       July 31, 1997
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      5,586,209        $84,102,047
-----------------------------------------------------------------------------
Shares issued in
connection
with reinvestment
of distributions                                   392,582          5,922,033
-----------------------------------------------------------------------------
                                                 5,978,791         90,024,080

Shares
repurchased                                     (5,010,747)       (75,561,797)
-----------------------------------------------------------------------------
Net increase                                       968,044        $14,462,283
-----------------------------------------------------------------------------

                                                         Year ended
                                                       July 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      4,236,109        $65,348,127
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      710,130         10,974,575
-----------------------------------------------------------------------------
                                                 4,946,239         76,322,702

Shares
repurchased                                     (5,006,852)       (77,226,385)
-----------------------------------------------------------------------------
Net decrease                                       (60,613)        $ (903,683)
-----------------------------------------------------------------------------

                                                         Year ended
                                                       July 31, 1997
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,604,861       $ 39,330,965
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      823,114         12,433,181
-----------------------------------------------------------------------------
                                                 3,427,975         51,764,146

Shares
repurchased                                     (5,252,481)       (79,269,046)
-----------------------------------------------------------------------------
Net decrease                                    (1,824,506)      $(27,504,900)
-----------------------------------------------------------------------------

                                                         Year ended
                                                       July 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        102,035         $1,568,065
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        4,074             62,868
-----------------------------------------------------------------------------
                                                   106,109          1,630,933

Shares
repurchased                                        (44,505)          (682,880)
-----------------------------------------------------------------------------
Net increase                                        61,604          $ 948,053
-----------------------------------------------------------------------------

                                                         Year ended
                                                       July 31, 1997
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         58,619           $882,790
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        2,305             34,773
-----------------------------------------------------------------------------
                                                    60,924            917,563

Shares
repurchased                                        (25,085)          (376,576)
-----------------------------------------------------------------------------
Net increase                                        35,839           $540,987
-----------------------------------------------------------------------------

Federal Tax Information
(Unaudited)

The fund has designated 99% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $4,189,898 as a 20% capital gain, for its taxable year ended July 31, 1998.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Steven M. Oristaglio
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax-Free Insured Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------
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Putnam
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AN043  45525 035/438/629/849  9/98